Financial Investors Variable Insurance Trust

1290 Broadway, Suite 1100

Denver, Colorado  80203

May 4, 2009

Via EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re: Financial Investors Variable Insurance Trust

File Nos.	333-139186
811-21987

Dear Sir or Madam:

Pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing via the EDGAR system on behalf of the Registrant is a definitive statement of additional information, dated April 30, 2009.

Sincerely,

/s/ Alex J. Marks
Secretary

STATEMENT OF ADDITIONAL INFORMATION

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Ibbotson Conservative ETF Asset Allocation Portfolio

Ibbotson Income and Growth ETF Asset Allocation Portfolio

Ibbotson Balanced ETF Asset Allocation Portfolio

Ibbotson Growth ETF Asset Allocation Portfolio

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio

April 30, 2009

A Prospectus for the shares of each Portfolio dated April 30, 2009 (the “Prospectus”), provides the basic information you should know before investing in a Portfolio.  This Statement of Additional Information (“SAI”) is incorporated by reference into the Prospectus; in other words, this SAI is legally part of the Prospectus.  Although this SAI is not a prospectus, it contains information in addition to the information set forth in the Prospectus.  It is intended to provide additional information regarding the activities of each Portfolio and should be read in conjunction with the Prospectus. The Trust’s most recent annual report is incorporated by reference into this SAI, and can be obtained free of charge by calling the toll-free number printed below.

You may obtain, without charge, the current Prospectus and SAI for the Portfolio by writing to your insurance company, or contacting the Portfolios at (866) 432.2926. You may also visit the Portfolios’ website at www.fivitfunds.com.

The Portfolios are investment vehicles for variable annuity contracts and variable life insurance policies (“Contracts”).  The Portfolios also may be used as investment vehicles for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolios are offered only to participating insurance companies and their separate accounts to fund the benefits of Contracts, and to qualified pension and retirement plans and registered and unregistered separate accounts.  Shares are not offered to the general public.

DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. The Portfolios are separate portfolios of Financial Investors Variable Insurance Trust, an open-end management investment company organized as a Delaware statutory trust by a Declaration of Trust dated July 26, 2000. The Declaration of Trust permits the Trustees to create additional Portfolios and Classes. There are currently five Portfolios of the Trust.

The assets of the Trust received for the issue or sale of shares of each Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets.  The Declaration of Trust provides for indemnification out of each Portfolio’s property of any shareholders held personally liable for the obligations of each Portfolio. The Declaration of Trust also provides that each Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Insurance companies and qualified plans will typically be each Portfolio’s only shareholders of record, and pursuant to the Investment Company Act of 1940 (the “1940 Act”), such shareholders may be deemed to be in control of the Portfolio. When a shareholder’s meeting occurs, each insurance company solicits and accepts voting instructions from its Contract owners who have allocated or transferred monies for an investment in the Portfolio as of the record date of the meeting. Each shareholder then votes the Portfolio’s shares that are attributable to its interests in the Portfolio in which it is entitled to vote, in proportion to the voting instructions received.

Typically for insurance companies, each Portfolio is available through separate accounts relating to both variable annuity and variable life insurance contracts. The Portfolios do not currently foresee any material disadvantages to Contract owners arising from offering their shares to variable annuity and variable life insurance policy separate accounts, and the Trustees continuously monitor events for the existence of material irreconcilable conflict between or among Contract owners. Material conflicts could arise from, for example, (i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life owners and variable annuity owners. If a material irreconcilable conflict arises, as determined by the Board of Trustees, one or more separate accounts may withdraw their investment in the Portfolio. This could possibly require the Portfolio to sell securities. Each insurance company will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts if such action becomes necessary. However, such intermediary expenses that are ultimately borne by Contract owners will likely increase due to the loss of economies of scale benefits that can be provided to separate accounts with substantial assets.

VOTING RIGHTS. Each Portfolio’s capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading “Shareholder and Trustee Liability” above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or that Portfolio. If not so terminated, the Trust and each Portfolio will continue indefinitely.

INVESTMENT RESTRICTIONS AND LIMITATIONS

The following investment restrictions have been adopted by each Portfolio as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of such Portfolio.  As used in this SAI and in the prospectus, the term “majority of the outstanding shares of the Portfolio” means the affirmative vote of, the lesser of:

• 67% or more of the Portfolio’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or

• more than 50% of the Portfolio’s outstanding shares.

These investment restrictions provide that each Portfolio:

• may not issue senior securities or borrow money other than as permitted by the 1940 Act and any rules or exemptive orders applicable to such Portfolio thereunder.

• may not underwrite or participate in the marketing of securities issued by other persons except to the extent that such Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities.

• may not concentrate its investments in any particular industry or industries, except that each Portfolio may invest an unlimited percentage of its assets in exchange-traded funds (“ETFs”).

• may not purchase or sell real estate as such, but this restriction shall not prevent such Portfolio from investing in securities of companies which invest in real estate or obligations secured by real estate or interests therein.

• may not invest in commodities except insofar as such investments would not require such Portfolio or its investment adviser or distributor to register as a commodity pool operator with the Commodity Futures Trading Commission.

• will not make any loans except to the extent that it acquires obligations or makes loans of its assets.

• may not pledge, mortgage or hypothecate its assets, except to secure permitted borrowings or indebtedness or in connection with loans of its assets.

Each Portfolio has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), and, therefore, will not be subject to registration or regulation as a commodity pool operator under the CEA.

Non-fundamental investment restrictions may be amended by a majority vote of the Trustees of the Trust, without obtaining shareholder approval.  Under the non-fundamental investment restrictions, each Portfolio:

• may not invest more than 15% of the value of its net assets in securities that generally could not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by such Portfolio (“illiquid securities”).  Notwithstanding the foregoing, securities eligible to be traded without restriction among qualified institutions pursuant to rules adopted by the SEC that are considered to be liquid by, or pursuant to, liquidity standards adopted by the Board of Trustees will not be subject to this limitation.

• must, under normal circumstances, invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in ETFs; provided, that shareholders of any Portfolio will be provided with at least 60 days’ prior notice of any change in such Portfolio’s policy.

Classification

The 1940 Act classifies mutual funds as either diversified or nondiversified.  Each Portfolio is classified as nondiversified.

Master/Feeder Structure

In lieu of investing directly, the Board of Trustees may consider whether a Portfolio’s investment objective would be furthered by converting to a Master/Feeder Portfolio Structure, pursuant to which the Portfolio would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Portfolio.  The Master/Feeder Portfolio Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

Conversion to a Master/Feeder Portfolio Structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in the Portfolio.  In addition, a Master/Feeder Portfolio Structure may serve as an alternative for large, institutional investors in the Portfolio who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Portfolio’s current operational structure.  No assurance can be given, however, that the Master/Feeder Portfolio Structure will result in the Portfolio stabilizing its expenses or achieving greater operational efficiencies.

The Portfolio’s methods of operation and shareholder services would not be materially affected by its investment in another investment company (“Master Portfolio”) having substantially the same investment objective and polices as the Portfolio, except that the assets of the Portfolio may be managed as part of a larger pool of assets.  If the Portfolio invested all of its assets in a Master Portfolio, it would hold beneficial interests in the Master Portfolio and the Master Portfolio would directly invest in accordance with the objectives and policies described for the Portfolio.  The Portfolio would otherwise continue its normal operation.  The Board of Trustees would retain the right to withdraw the Portfolio’s investment from a Master Portfolio at any time it determines that it would be in the best interest of shareholders to do so.  The Portfolio would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

If the Board of Trustees determines that a conversion to a Master/Feeder Portfolio Structure is in the best interest of the Portfolio’s shareholders, it will consider and evaluate specific proposals prior to the implementation of a conversion.  Furthermore, the Portfolio’s Prospectus and SAI would be amended to reflect the implementation of the Portfolio’s conversion and its shareholders would be notified in advance of any such conversion.

INVESTMENT INSTRUMENTS AND ASSOCIATED RISKS

The Prospectus discusses the investment objectives of the Portfolios and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Portfolios may invest, either directly or indirectly by investing in an underlying exchange-traded fund (each, an “Underlying ETF”), and certain risks attendant to such investment.

COMMODITIES.  Some of the Underlying ETFs may invest directly in physical commodities, such as gold, silver and other physical goods.  Commodity prices can be extremely volatile and may be either directly or indirectly affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. Each Portfolio may invest in Underlying ETFs that buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by each Underlying ETF to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each Underlying ETF may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, each Underlying ETF assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because an Underlying ETF is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with such Underlying ETF’s other investments. If an Underlying ETF remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, an Underlying ETF will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When an Underlying ETF has sold a security on a delayed-delivery basis, an Underlying ETF does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, such Underlying ETF could miss a favorable price or yield opportunity, or could suffer a loss.

Each Underlying ETF may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

EMERGING MARKETS AND DEVELOPING COUNTRIES. The Underlying ETFs may invest either directly or indirectly in countries with emerging markets and developing countries.  The risks associated with emerging market investments may be different from or greater than the risks associated with investing in developed countries.   Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Developing countries may impose restrictions on an Underlying ETF’s ability to repatriate investment income or capital.  Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Underlying ETFs.  Certain developing countries also may face serious currency exchange constraints. In addition, there is generally less government supervision and regulation of exchanges, brokers, financial institutions, custodians and issuers in these countries than there is in the United States. Governments of some developing countries exercise substantial influence over many aspects of the private sector.  In some countries, the government owns or controls many companies, including the largest in the country.  As such, government actions in the future could have a significant impact on economic conditions in developing countries in these regions, which could affect private sector companies, an Underlying ETF, and the value of its securities.  Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments.  Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

EQUITY SECURITIES. The Portfolios and Underlying ETFs may invest in equity securities. Equity securities generally include common stocks, preferred stocks, securities convertible into common or preferred stocks, warrants to purchase common or preferred stocks and other securities with equity characteristics. Common stocks represent shares of ownership in a company and usually carry voting rights but no guarantee of dividend payments. Preferred stocks generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stocks generally do not carry voting rights. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

EXCHANGE TRADED NOTES (“ETNs”). ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor. They are designed to provide investors a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN’s returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristic with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, they are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. Some ETNs use leverage.  Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. The market value of ETN shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index that the ETN seeks to track. Thus, the Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.  The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV.

FIXED-INCOME SECURITIES. The Portfolios and Underlying ETFs may invest in fixed-income securities, including among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgages, and other asset-backed securities, loan participations and assignments and commercial paper. Fixed-income securities pay interest, dividends or distributions at a specified rate.  The rate may be a fixed percentage of the principal or adjusted periodically.  In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time.  Fixed-income securities provide more regular income than equity securities.  However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings.  This limits the potential appreciation of fixed-income securities as compared to equity securities. A security’s yield measures the annual income earned on a security as a percentage of its price.  A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount.  If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption.  Securities with higher risks generally have higher yields.

FOREIGN INVESTMENTS. Foreign investments purchased by each Underlying ETF can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken to the U.S. dollar. Foreign securities markets can have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an Underlying ETF will be able to anticipate or counter these potential events.

The considerations noted above generally are intensified for investments in developing countries with emerging markets. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Each Portfolio may indirectly through Underlying ETFs invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts and European Depositary Receipts (“ADRs” and “EDRs”) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

FOREIGN CURRENCY TRANSACTIONS. The Portfolios and Underlying ETFs may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Portfolios and Underlying ETFs will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio or Underlying ETF at one rate, while offering a lesser rate of exchange should the Portfolio or Underlying ETF desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Each Portfolio or Underlying ETF may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by each Portfolio. The Portfolios or Underlying ETFs may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When a Portfolio or Underlying ETF agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, each Portfolio or Underlying ETF will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Portfolio or Underlying ETF may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Portfolio’s or Underlying ETF’s investment adviser.

A Portfolio or Underlying ETF may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio or Underlying ETF owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio or Underlying ETF could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Portfolio or Underlying ETF may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. For example, if a Portfolio or Underlying ETF held investments denominated in Deutsche marks, such Portfolio or Underlying ETF could enter into forward contracts to sell Deutsche marks and purchase Swiss Francs. This type of strategy, sometimes known as a “cross hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio or Underlying ETF had sold a security denominated in one currency and purchased an equivalent security denominated in another.

Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio or Underlying ETF to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, Securities and Exchange Commission (“SEC”) guidelines require mutual funds to set aside cash or other appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolio or Underlying ETF will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolio or Underlying ETF will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the Subadviser’s or underlying adviser’s skill in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio’s or Underlying ETF’s investment exposure to changes in currency exchange rates, and could result in losses to a Portfolio or Underlying ETF if currencies do not perform as the investment adviser anticipates. For example, if a currency’s value rose at a time when the investment adviser had hedged a Portfolio or Underlying ETF by selling that currency in exchange for dollars, a Portfolio or Underlying ETF would be unable to participate in the currency’s appreciation. If the Subadviser or an underlying adviser hedges currency exposure through proxy hedges, a Portfolio or Underlying ETF could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Subadviser or an underlying adviser increases a Portfolio’s or Underlying ETF’s exposure to a foreign currency, and that currency’s value declines, the Portfolio or Underlying ETF will realize a loss. There is no assurance that the Subadviser’s or underlying adviser’s use of forward currency contracts will be advantageous to a Portfolio or Underlying ETF or that it will hedge at an appropriate time.

ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, the Adviser and the Subadviser determine the liquidity of each respective Portfolio’s investments and, through reports from the Adviser and Subadviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of each Portfolio’s investments, the Adviser and Subadviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset each Portfolio’s rights and obligations relating to the investment). Investments currently considered by each Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and some restricted securities determined by the Adviser or Subadviser to be illiquid. However, with respect to over-the-counter options that each Portfolio may write, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement each Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, either Portfolio were in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

INVESTMENT COMPANIES. The Portfolio and Underlying ETFs may invest in other investment companies as permitted under Section 12(d)(1) of the 1940 Act.  Some investment companies that are ETFs have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Portfolio or an Underlying ETF invests in other investment companies, the Portfolio’s shareholders will indirectly incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses.  Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities. The Portfolio and Underlying ETFs may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

OPTIONS

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Portfolio or Underlying ETF obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, a Portfolio or Underlying ETF pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities and indexes of securities prices. A Portfolio or Underlying ETF may terminate its position in a put option it has purchased by allowing them to expire or by exercising the option. If the option is allowed to expire, a Portfolio or Underlying ETF will lose the entire premium it paid. If a Portfolio or Underlying ETF exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio or Underlying ETF may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. When a Portfolio or Underlying ETF writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Portfolio or Underlying ETF assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Portfolios or Underlying ETFs may seek to terminate their positions in put options they write before exercise by closing out the options in the secondary market at their current price. If the secondary market is not liquid for a put option a Portfolio or Underlying ETF has written, however, the Portfolio or Underlying ETF must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. However, this loss should be less than the loss from purchasing the underlying instrument directly, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates each Portfolio or Underlying ETF to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. Each Portfolio or Underlying ETF may purchase and write options in combination with each other, or in combination with forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio or Underlying ETF may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a Portfolio’s or Underlying ETFs current or anticipated investments exactly. Each Portfolio or Underlying ETF may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which each typically invests.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio’s or Underlying ETF’s investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, dividends, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

A Portfolio or Underlying ETF may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s or Underlying ETF’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS. There is no assurance a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio or Underlying ETF to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolios or Underlying ETF to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s or Underlying ETFs access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio or Underlying ETF greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

ASSET COVERAGE FOR OPTIONS POSITIONS. The Portfolios will comply with guidelines established by the SEC with respect to coverage of options strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolios’ assets could impede portfolio management or the Portfolios’ ability to meet redemption requests or other current obligations.

REAL ESTATE INVESTMENT TRUSTS. The Underlying ETFs may purchase interests in real estate investment trusts. Real estate industry companies include, among others, equity real estate investment trusts, which own properties, and mortgage real estate investment trusts, which make construction, development, and long-term mortgage loans. Equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Portfolio or Underlying ETF purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price. Each Portfolio or Underlying ETF may enter into a repurchase agreement with respect to any security in which it is authorized to invest. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio or Underlying ETF in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser or the Subadviser, as the case may be.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio or Underlying ETF sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio or Underlying ETF will maintain appropriate high-grade liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio or Underlying ETF will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser or Subadviser, as the case may be.

SECURITIES LENDING. Each Portfolio or Underlying ETF may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Portfolios and Underlying ETFs to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser or Subadviser to be of good standing. Furthermore, they will only be made if, in the Adviser’s or Subadviser’s judgment, the consideration to be earned from such loans would justify the risk.

The Adviser and Subadviser each understand that it is the current view of the SEC that each Portfolio may engage in loan transactions only under the following conditions: (1) each Portfolio must receive at least 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, each Portfolio must be able to terminate the loan at any time; (4) each Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) each Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Portfolios are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

TEMPORARY DEFENSIVE INVESTMENTS. When market conditions are unstable, or the Adviser or Subadviser believe it is otherwise appropriate to reduce equity holdings, the Portfolios may invest in short-term debt securities for defensive purposes. Short-term debt securities are typically selected because of their liquidity, stability of principal, and are subject to less volatility than longer-term debt securities.

WARRANTS. The Portfolios or Underlying ETFs may invest in warrants, which entitle the holder to buy equity securities at a specific price during a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities, which may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and ceases to have value if it is not exercised prior to the expiration date. Warrants may be allowed to expire if the Adviser or Subadviser deems it undesirable to exercise or sell.

PORTFOLIO TURNOVER

Each Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by such Portfolio during the fiscal year.  The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by such Portfolio.  A 100% turnover rate would occur if all of a Portfolio’s portfolio securities were replaced once within a one-year period.  The Adviser expects that annual portfolio turnover in each Portfolio will be less than 100%. The Ibbotson Conservative ETF Asset Allocation Portfolio had an annualized portfolio turnover rate of 129% for the fiscal year ended December 31, 2008.  The Adviser does not anticipate that active and frequent trading of portfolio securities will be a likely result of the principal investment strategies of the Ibbotson Conservative ETF Asset Allocation Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted the following policies and procedures with respect to the disclosure of the securities held by each Portfolio. The disclosure policy currently authorizes monthly dissemination of full holdings of each Portfolio with a fifteen (15) day lag.  The holdings of each Portfolio will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of the first and third fiscal quarter will be filed in Form N-Q; (ii) portfolio holdings as of the end of each six month period will be filed as part of the semi-annual report filed on Form N-CSR; and (iii) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

However, the policy and procedures set forth above do not prevent the sharing of a Portfolio’s holdings under the specific exceptions to disclosure provided below:

(1) Disclosures that, in the opinion of Portfolios’ or Administrator’s counsel, are required by law;

(2) Disclosures necessary for Service Providers to perform services for the Portfolios, (where Service Providers includes the Investment Advisers, Administrator, Custodian, Fund Accountant, software or technology providers, or any other entity that has a need to know such information in order to fulfill its contractual obligations to provide services to the Portfolios);

(3) Disclosures necessary for Rating Agencies to assess applicable Portfolio ratings;

(4) Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in Portfolio securities;

(5) Disclosures to the Portfolios’ or Service Providers’ regulatory authorities, accountants, or counsel; and

(6) Disclosures by the Investment Adviser of compiled data concerning accounts managed by the Investment Adviser, so long as such data is presented in a format so as to not be identified as data of the Portfolios.

The Board of Trustees will periodically review the list of entities that have received holdings of the Portfolios to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest, and evaluate the effectiveness of its current portfolio holding policy.

Only officers of the Trust and their authorized agents may approve the disclosure of a Portfolio’s holdings. In all cases, eligible third parties and service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any portfolio holdings information received and not to trade on the nonpublic information received. Neither the Trust nor its Service Providers (or any persons affiliated with either) receives any compensation or other consideration in connection with the sharing of the Portfolios’ portfolio holdings.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
ALPS Advisors, Inc. (Adviser)	Daily	None	Daily	Daily

Ibbotson Associates, Inc. (Subadviser)	Daily	None	Daily	Daily

ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily

The Bank of New York - Mellon (Custodian)	Daily	None	Daily	Daily

Deloitte & Touche LLP (Auditor)	As needed	None	As needed	As needed

Davis Graham & Stubbs LLP (Counsel)	As needed	None	As needed	As needed

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the state of Delaware and the Trust’s Declaration of Trust and Bylaws. The Trustees are responsible for major decisions relating to each Portfolio’s objective, policies and techniques. The Trustees also supervise the operation of the Trust by their officers and review the investment decisions. However, the Trustees do not actively participate on a regular basis in making such decisions. Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees, who are not deemed to be “interested persons” of the Trust as defined by the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below. Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

The following is a list of the trustees and executive officers of the Trust and their principal occupations over the last five years.

INDEPENDENT TRUSTEES

Name, Address*, and Age	Position with the Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During last 5 years	Number of Portfolios in Portfolio Complex Overseen By Trustee(1)	Other Trusteeships Held By Trustee
Mary K. Anstine (68)	Trustee	Since November 30, 2006	Ms. Anstine was President/Chief Executive Officer, HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also a Trustee of ALPS ETF Trust; ALPS Variable Insurance Trust; Financial Investors Trust, Reaves Utility Income Fund, and the Westcore Trust.	8	Ms. Anstine is a Trustee of ALPS ETF Trust (2 funds); ALPS Variable Insurance Trust (1 fund); Financial Investors Trust (2 funds), Reaves Utility Income Fund, and the Westcore Trust (12 funds).

T. Neil Bathon (46)	Trustee	Since November 30, 2006	Mr. Bathon is currently a Managing Directing of PMR Associates LLC, a corporate finance consulting firm, since June 2006. Mr. Bathon was also President of Financial Research Corp. from October 1987 to June 2006.	5	None

Name, Address*, and Age	Position with the Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During last 5 years	Number of Portfolios in Portfolio Complex Overseen By Trustee(1)	Other Trusteeships Held By Trustee
John. J. Linnehan (45)	Trustee	Since February 22, 2008	Mr. Linnehan is President of ChannelMining Solutions, Inc., a full service consulting firm, since June 2001; President of Foreside Advisory Network, a consulting and research distribution firm, since February 2009; and Treasurer of American SCORES, NE. since January 2007.	5	None

David Swanson (52)	Trustee	Since November 30, 2006	Mr. Swanson is a Principal Owner of SwanDog Marketing since February 2006. Mr. Swanson was also Executive Vice-President of Calamos Investments from April 2004 to March 2006, Chief Operating Officer of Van Kampen Investments from October 2002 to April 2004, and Managing Director of Morgan Stanley from February 2000 to April 2004.	5	None

(1)  The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. (or any affiliate) or Ibbotson Associates (or any affiliate) provides services.

INTERESTED TRUSTEES

Name, Address*, and Age	Position with the Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During last 5 years	Number of Portfolios in Portfolio Complex Overseen by Trustee(1)	Other Trusteeships Held By Trustee
Thomas A. Carter (43)	Chairman	Since March 10, 2009	Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and FTAM Funds Distributor, Inc. and Director of ALPS and ALPS Holdings, Inc. Because of his position with ALPS, ADI and AAI, Mr. Carter is deemed an affiliate of the Portfolio as defined under the 1940 Act.	6	Mr. Carter is a Trustee of ALPS ETF Trust (2 funds).

Scott Wentsel (46)	Trustee	Since November 30, 2006	Mr. Wentsel is Senior Portfolio Manager for Ibbotson Associates since April 2005. Mr. Wentsel was also Executive Director of Van Kampen Investments from April 2000 to April 2005.	5	None

(1)  The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. (or any affiliate) or Ibbotson Associates (or any affiliate) provides services.

Mr. Carter is deemed an “Interested Trustee” by virtue of his current relationship with ALPS Fund Services, Inc., ALPS Advisors, Inc. and ALPS Distributors, Inc.  Mr. Wentsel is deemed an “Interested Trustee” by virtue of his current relationship with the Subadviser.

OFFICERS

Name, Address*, and Age	Position with the Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During last 5 years
Edmund J. Burke (48)	President and Chief Executive Officer	Since November 30, 2006

Mr. Burke is President and a Director of ALPS Holdings, Inc., ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Advisors, Inc. (collectively for the purpose of this table, “ALPS”). Mr. Burke joined ALPS in 1991. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is currently the President of Financial Investors Trust and Reaves Utility Income Fund; President and a Trustee of the Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. Mr. Burke is also a Trustee and Vice President of Liberty All-Star Equity Fund and Director and Vice President of Liberty All-Star Growth Fund, Inc.

Alex J. Marks (34)	Secretary	Since December 9, 2008

Mr. Marks joined ALPS Fund Services, Inc. as Paralegal in July of 2006. Prior to joining ALPS Fund Services, Inc. Mr. Marks served as a Legal Product Manager with Fidelity Investments from November 2000 until May 2006.

Jeremy O. May (38)	Treasurer	Since November 30, 2006

Mr. May is President of ALPS Fund Services Inc. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is currently the Treasurer of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Financial Investors Trust, Reaves Utility Income Fund. Mr. May is also on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

Name, Address*, and Age	Position with the Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During last 5 years
Michael T. Akins (32)	Chief Compliance Officer	Since May 31, 2006

Mr. Akins joined ALPS Fund Services, Inc. as Deputy Chief Compliance Officer in April 2006.  Prior to joining ALPS, Mr. Akins served as AVP and Compliance Officer for UMB Financial Corporation.  Before joining UMB Mr. Akins was an Account Manager at State Street Corporation.  Because of his position with ALPS, Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act.  Mr. Akins is currently the Chief Compliance Officer of Financial Investors Trust, Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Clough Global Allocation Fund.

*The address of each trustee and officer is 1290 Broadway, Suite 1100, Denver, CO  80203.

Except for their service on the Trust’s Board of Trustees, the Independent Trustees named above have not held any positions during the past two years with any Portfolio; any investment adviser or sub-adviser; any underwriter of any Portfolio; or any affiliate of any Portfolio or its investment advisers or sub-advisers, or underwriters.

Standing Board Committees

The Trust’s Board of Trustees has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Executive Committee.

The Audit Committee meets periodically with the Trust’s officers and its independent auditors to review accounting matters, the adequacy of internal controls, the responsibilities and fees of the independent auditors and other matters.  Members of the Audit Committee are currently Ms. Anstine and Messrs. Bathon, Linnehan (Chairman) and Swanson.  Mr. Linnehan is an “audit committee financial expert.” During the fiscal year ended December 31, 2008, the Audit Committee convened two times.

The Nominating and Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees (including considering written nominations from shareholders delivered to the Secretary of the Trust at 1290 Broadway, Suite 1100, Denver, CO  80203) of the Trust and in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust.  Members of the Nominating and Governance Committee are currently Ms. Anstine and Messrs. Bathon (Chairperson), Linnehan and Swanson.  During the fiscal year ended December 31, 2008, the Nominating and Governance Committee convened one time.

The Executive Committee meets periodically to take action, as authorized by the Board of Trustees, if the Board of Trustees cannot meet. Members of the Executive Committee are currently Messrs. Carter (Chairperson), Swanson, and Wentsel.  During the fiscal year ended December 31, 2008, the Executive Committee did not convene.

At the present time there are no other standing committees of the Trust’s Board of Trustees.  The Board of Trustees may in the future consider establishing one or more additional committees, including but not limited to committees charged with responsibility for nomination, compensation, valuation, investment and brokerage matters.

Trustee Ownership of Portfolio Shares

As of December 31, 2008, the following table shows the dollar range of shares beneficially owned by each Trustee in the Portfolio.

INDEPENDENT TRUSTEES

Name of Trustees	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios in the Trust’s Family of Funds Overseen by the Trustee
Mary K. Anstine
Conservative ETF Asset Allocation Portfolio	None	None
Income and Growth ETF Asset Allocation Portfolio	None	None
Balanced ETF Asset Allocation Portfolio	None	None
Growth ETF Asset Allocation Portfolio	None	None
Aggressive Growth ETF Asset Allocation Portfolio	None	None
T. Neil Bathon
Conservative ETF Asset Allocation Portfolio	None	None
Income and Growth ETF Asset Allocation Portfolio	None	None
Balanced ETF Asset Allocation Portfolio	None	None
Growth ETF Asset Allocation Portfolio	None	None
Aggressive Growth ETF Asset Allocation Portfolio	None	None
David M. Swanson
Conservative ETF Asset Allocation Portfolio	None	None
Income and Growth ETF Asset Allocation Portfolio	None	None
Balanced ETF Asset Allocation Portfolio	None	None
Growth ETF Asset Allocation Portfolio	None	None
Aggressive Growth ETF Asset Allocation Portfolio	None	None
John J. Linnehan
Conservative ETF Asset Allocation Portfolio	None	None
Income and Growth ETF Asset Allocation Portfolio	None	None
Balanced ETF Asset Allocation Portfolio	None	None
Growth ETF Asset Allocation Portfolio	None	None
Aggressive Growth ETF Asset Allocation Portfolio	None	None

INTERESTED TRUSTEES

Name of Trustees	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios in the Trust’s Family of Funds Overseen by the Trustee
Thomas A. Carter
Conservative ETF Asset Allocation Portfolio	None	None
Income and Growth ETF Asset Allocation Portfolio	None	None
Balanced ETF Asset Allocation Portfolio	None	None
Growth ETF Asset Allocation Portfolio	None	None
Aggressive Growth ETF Asset Allocation Portfolio	None	None
Scott Wentsel
Conservative ETF Asset Allocation Portfolio	None	None
Income and Growth ETF Asset Allocation Portfolio	None	None
Balanced ETF Asset Allocation Portfolio	None	None
Growth ETF Asset Allocation Portfolio	None	None
Aggressive Growth ETF Asset Allocation Portfolio	None	None

Each Independent Trustee receives an annual fee of $4,000, a per meeting fee of $1,500, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.  The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended December 31, 2008:

Name of Person/ Position	Aggregate Compensation from the Trust	Aggregate Compensation from the Portfolio Complex(1)

Mary K. Anstine(2)	$14,500	$42,322

T. Neil Bathon	14,500	14,500

John J. Linnehan	11,500	11,500

David M. Swanson	14,500	14,500

(1) The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. (or any affiliate) or Ibbotson Associates (or any affiliate) provides services.

(2) Mary K. Anstine is expected to receive additional compensation for her services with other investment companies as a part of the ALPS Fund Complex in 2009.

No employee of the Adviser, Subadviser, Distributor, or Transfer Agent receives any compensation from the Trust for acting as an officer or a Trustee of the Trust.

INVESTMENT ADVISER AND SUBADVISER

Investment Adviser.  ALPS Advisors, Inc. (the “Adviser”) is a wholly owned subsidiary of ALPS Holdings, Inc.

(“Holdings”).  Located in Denver, Colorado, Holdings is the parent of the Adviser and its affiliates ALPS Distributors, Inc., and ALPS Fund Services, Inc. further described on pages 25 and 27.  The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the SEC as an investment adviser.  The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, CO 80203.  Edmund J. Burke is President of both the Adviser and the Trust, and Jeremy O. May is Managing Director of the Adviser and Treasurer of the Trust.

Located in Denver, Colorado, Holdings was founded in 1985 as a provider of fund administration and fund distribution services.  Since then, Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services.  Holdings and its affiliates provide fund administration services to funds with assets in excess of $40 billion and distribution services to funds with assets of more than $220 billion.

Advisory Agreement.  Under the terms of the Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”), and subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will, either directly or by employing suitable Subadvisers: (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the 1940 Act, and the Investment Advisers Act of 1940, as amended; (b) manage each Portfolio’s portfolio and furnish a continual investment program for each Portfolio in accordance with such Portfolio’s investment objective and policies as described in the such Portfolio’s Prospectus; (c) make investment decisions for each Portfolio; (d) provide each Portfolio with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for each Portfolio; what securities shall be held or sold by each Portfolio, and allocate assets of each Portfolios to separate sub-accounts of the approved Sub-Advisers, and determine what portion of each Portfolio’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board of Trustees of the Trust every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees of the Trust and its committees with respect to the foregoing matters and the conduct of the business of the Portfolios. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Portfolios may hold or contemplate purchasing.

As compensation for such services, the Adviser receives a management fee (the “Adviser Management Fee”), payable monthly, for the performance of its services.  The annual Adviser Management Fee is equal to 0.45% of the average net assets of each Portfolio.  The fees are allocated daily, based on the prior day’s net assets plus the current day’s capital stock activity, at the class level. The Adviser Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Portfolio’s shares.

Subadviser

Ibbotson Associates, Inc.

Founded in 1977, Ibbotson Associates, Inc. is a registered investment adviser located in Chicago, Illinois.  Ibbotson Associates, Inc. manages client funds in discretionary accounts.  Total assets under management by Ibbotson Associates, Inc. in discretionary accounts were approximately $12.2 billion as of December 31, 2008.  For the past two years, Ibbotson Associates, Inc. has managed discretionary client funds in a similar style.

Subadvisory Agreement.  Under the terms of the Investment Subadvisory Agreement between the Trust, the Adviser, and the Subadviser (the “Subadvisory Agreement”), the SubAdviser is responsible for recommending a continuous investment allocation program for the Portfolios in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in such Portfolio’s Prospectus.  As compensation for such services, the Subadviser receives from the Adviser an annual Subadviser management fee (the “Subadviser Management Fee”), payable monthly, for the performance of its services.  The annual Subadviser Management Fee is equal to 0.15% of the average net assets of the Portfolio.  The Subadviser Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Portfolio’s shares.

Expense Limitation Agreement.  Under the terms of the Expense Limitation Agreement between the Adviser and the Subadviser, for the benefit of the Trust (the “Expense Limitation Agreement”), the Adviser and Subadviser agree to waive certain fees they are entitled to receive from the Portfolios.  Specifically, the Adviser and Subadviser agree to reimburse, equally 50% each, Portfolio expenses and/or waive a portion of the investment advisory, sub-advisory, and other fees that the Adviser and/or Subadviser is entitled to receive to the extent necessary for the Portfolios to maintain a total annual expense ratio not exceeding 0.48% for Class I shares and 0.73% for Class II shares, subject to certain excluded expenses that will be borne by the Portfolios.  Each party also agrees the waivers shall continue through the end of the fiscal year ended April 30, 2010.

The following tables describe the advisory fees paid by each Portfolio to the Adviser and the fee(s) waived, if any by the Adviser for the last two fiscal periods.

Year Ended December 31, 2008

Portfolio	Gross Advisory Fees	Waiver of Advisory Fees	Reimbursement of Other Expenses	Net Advisory Fees
Conservative ETF Asset Allocation Portfolio	$11,987	$(11,987)	$(35,168)	$0
Income and Growth ETF Asset Allocation Portfolio	$21,821	$(21,821)	$(32,653)	$0
Balanced ETF Asset Allocation Portfolio	$53,015	$(53,015)	$(20,815)	$0
Growth ETF Asset Allocation Portfolio	$54,388	$(54,388)	$(23,961)	$0
Aggressive Growth ETF Asset Allocation Portfolio	$7,390	$(7,390)	$(35,948)	$0

Eight Month Period Ended December 31, 2007*

Portfolio	Gross Advisory Fees	Waiver of Advisory Fees	Reimbursement of Other Expenses	Net Advisory Fees
Conservative ETF Asset Allocation Portfolio	$351	$(351)	$(42,147)	$0
Income and Growth ETF Asset Allocation Portfolio	$727	$(727)	$(47,073)	$0
Balanced ETF Asset Allocation Portfolio	$2,543	$(2,543)	$(65,471)	$0
Growth ETF Asset Allocation Portfolio	$1,743	$(1,743)	$(62,224)	$0
Aggressive Growth ETF Asset Allocation Portfolio	$332	$(332)	$(42,067)	$0

*The Portfolios commenced operations on April 30, 2007.

PORTFOLIO MANAGERS

As of December 31, 2008, the following tables summarize the other investment activities each portfolio manager of the Portfolio, including the portfolio managers of the Portfolio’s Subadviser (each, a “Portfolio Manager”).  All asset numbers in the table are in millions.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed	Total Assets Managed (in millions)
Peng Chen	30	$2,146	0	$0	103	$22,193
Scott Wentsel	30	$2,146	0	$0	103	$22,193
Carrie Scherkenbach	4	$861	0	$0	5	$16,794
Jared Watts	0	$0	0	$0	22	$856

As of December 31, 2008, no accounts managed by the Portfolio Managers in the above table had an advisory fee based on investment performance of the accounts.

Description of Material Conflicts of Interest.

The Adviser’s affiliated distributor, ALPS Distributors, Inc. (“ADI”), acts as distributor, and the Adviser’s affiliated transfer agent, ALPS Fund Services, Inc., acts as transfer agent or administrator, to several ETFs.  For example, ADI acts as distributor to MidCap SPDRs and SPDRs.  While Ibbotson does not anticipate using these ETFs as part of the allocations for a Portfolio, it is possible that these ETFs could be used in a Portfolio at some time in the future.  If this situation arises, the Adviser will waive a portion of the subadvisory fee equal to the portion of the fees attributable to the assets of the Portfolio invested in such ETFs.  See also “Additional Information About Investment Strategies — Limitations on Investments in Underlying ETFs” above.  The Subadviser is a wholly owned subsidiary of Morningstar, Inc.  As part of its overall operation, Morningstar is engaged in the business of providing ratings and analysis on financial products.  A potential conflict exists since Morningstar could be providing ratings and analysis on products that are subadvised by other business units within the firm.  Morningstar has adopted the following procedures to address this situation.  First, Morningstar will not create analyst commentary for portfolios where the firm or its subsidiaries act as subadviser.  This commentary is generally subjective in nature and could represent a conflict of interest.  This means that the Portfolios will not receive written analyst commentary from Morningstar. However, the Portfolios will receive Morningstar Star Ratings when they have track records of a sufficient length.  These ratings are purely quantitative and therefore cannot be biased by subjective factors.  Also, the Morningstar style box assignment is primarily based on quantitative characteristics of the underlying securities in the portfolio.  The initial assignment and subsequent style box changes follow established procedures and are subject to review by personnel within the Morningstar Data business unit.  A situation may occur where Ibbotson personnel provide information to clarify style box assignment.  However, the assignment process takes place independently from the Ibbotson business unit.

Morningstar is also in the business of creating indices.  ETFs have been created to track some of these indices including indices representing the Morningstar style boxes.  An example would be the iShares Morningstar Large Value Index Fund.  Morningstar receives a licensing fee from the ETF manufacturer based on the assets in these ETFs.  While Ibbotson does not anticipate using these ETFs as part of the initial allocations for a Portfolio, it is possible that these ETFs could be used in a Portfolio at some time in the future.  If this situation arises, Ibbotson will waive a portion of the subadvisory fee equal to the portion of the licensing fee attributable to the assets of the Portfolio invested in such ETF, and such waived amount shall be passed through to the applicable Portfolio.  See also “Additional Information About Investment Strategies – Limitations on Investments in Underlying ETFs” above.

Finally, Ibbotson and other Morningstar business units act as adviser, subadviser or consultant on other portfolios or fund of funds products. These products invest in a variety of vehicles including actively managed funds, separate accounts, index funds and ETFs.  Also, Ibbotson provides trading instructions to a custodian but does not do the actual trading in all of these cases.  A conflict of interest may arise between the investment strategies of the Portfolios and the other accounts managed by Ibbotson, and by other Morningstar separate business units, and in particular, the other accounts managed by the Portfolio Managers.

Portfolio Manager Compensation Structure Disclosure

The Subadviser is responsible for the day-to-day management of the Portfolio.  Portfolio managers and team members at the Subadviser who are responsible for the day-to-day management of the Portfolio are paid a base salary, plus a discretionary bonus. The bonus is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus is discretionary and is not based on portfolio performance.

Ownership of Securities

The table below identifies ownership in the Portfolio by each portfolio manager as of December 31, 2008:

Portfolio Manager	Ownership Range

Peng Chen	None
Scott Wentsel	None
Carrie Scherkenbach	None
Jared Watts	None

THE DISTRIBUTOR

ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the principal underwriter and national distributor for the shares of the Portfolio pursuant to a Distribution Agreement with the Trust dated as of December 7, 2006 (the “Distribution Agreement”).  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“FINRA”).  The offering of the Portfolio’s shares is continuous.  The Distributor does not receive any compensation under the Distribution Agreement.

The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Portfolio shares, will use its best efforts to distribute the Portfolio’s shares. As disclosed in the Officer table on page 18, Messrs. Edmund J. Burke and Jeremy O. May are affiliated persons of the Distributor and the Trust. In addition, as disclosed in the discussion of the Investment Adviser on page 22, the Distributor is a wholly owned subsidiary of Holdings.  Holdings is also the parent of the Adviser and ALPS Fund Services, Inc. The Distribution Agreement provides that, unless sooner terminated, it will continue from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Portfolio on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act relating to Class I and Class II Portfolio shares, respectively (the “12b-1 Plans”).

Class I Distribution Plan

The Class I shares have adopted a Defensive Distribution Plan (the “Class I Distribution Plan”) that recognizes that the Adviser may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services.  Under the Class I Distribution Plan, the Adviser may pay significant amounts to intermediaries, such as banks, broker-dealers and other intermediaries that provide those services.  The Board of Trustees has currently authorized such payments for the Class I Portfolios.

Class II Distribution Plan

The Class II shares have adopted an Offensive Distribution Plan (the “Class II Distribution Plan”) permits the use of each Portfolio’s assets to compensate the Distributor for its services in distributing shares and servicing shareholder accounts.  The Class II Distribution Plan also recognizes that the Adviser and Subadviser may use their management fee revenues, as well as their past profits, to pay for expenses incurred in connection with providing services intended to result in the sale of shares and/or shareholder support services.

Under the Class II Distribution Plan, the Distributor receives an amount equal to 0.25% of the average annual net assets of the Class II shares of each Portfolio.  All or a portion of the fees paid to the Distributor under the Class II Distribution Plan will, in turn, be paid to certain financial intermediaries as compensation for selling shares or for providing ongoing administrative services.  These services generally include responding to financial intermediaries’ inquiries, directing said customers’ communications, account balance maintenance and dividend posting.

Because the fees paid under the Class II Distribution Plan are paid out of Portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.  For the reporting period ended December 31, 2008, the following table shows the 12b-1 fees that were collected for each Portfolio.

Portfolio	Net Fees
Conservative ETF Asset Allocation Portfolio	$6,218.70
Income and Growth ETF Asset Allocation Portfolio	$11,627.91
Balanced ETF Asset Allocation Portfolio	$27,255.09
Growth ETF Asset Allocation Portfolio	$26,322.22
Aggressive Growth ETF Asset Allocation Portfolio	$3,291.76

All of the 12b-1 fees were used to compensate broker-dealers, with the exception of the 12b-1 fees earned on AFS seed capital which were retained by ADI.

Other Information

The Portfolios do not participate in joint distribution activities with any other investment company.  No Independent Trustee of the Trust has any direct or indirect financial interest in the operation of the 12b-1 Plan or any related agreements.

The Adviser or Distributor may provide additional cash payments out of its own resources to financial intermediaries that purchase shares of the Portfolios or provide other services. Such payments are in addition to any 12b-1 fees and/or shareholder services fees or other expenses paid by the Portfolios. These additional payments may be made to financial intermediaries, including affiliates that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the service agent. Cash compensation also may be paid to service agents for inclusion of a Portfolio on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a service agent to recommend a Portfolio to you. Please contact your financial intermediaries for details about any payments it may receive in connection with the purchase of a Portfolio or the provisions of services to the Portfolios.

From time to time, the Adviser or the Distributor also may provide cash or non-cash compensation to service agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

FUND ADMINISTRATION

ALPS Fund Services, Inc. (“AFS”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, is a wholly owned subsidiary of Holdings.  As discussed above, Holdings is also the parent of the Adviser and the Distributor.  AFS serves as Administrator pursuant to a Fund Accounting and Administration Agreement (“Administration Agreement”) with the Trust.  As such, AFS provides all necessary bookkeeping, shareholder recordkeeping services and pricing services to each Portfolio.  Under the Fund Accounting and Administration Agreement, AFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services.  AFS does not charge the Trust a fee in connection with providing services under the Administration Agreement.

FUND TRANSFER AGENT

AFS, whose principal business address is shown above, also serves as Transfer Agent to each Portfolio pursuant to a Transfer Agency and Service Agreement (“TA Agreement”) with the Trust. Under the TA Agreement, AFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of the shares of each Portfolio sold in each state.  AFS does not charge the Trust a fee in connection with providing services under the TA Agreement.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of securities are placed on behalf of the respective Portfolios by ALPS Advisors, Inc. and Ibbotson Associates, Inc. (collectively, the “Advisers”) pursuant to authority contained in each Portfolio’s Advisory and Sub-Advisory Agreements. The Advisers are also responsible for the placement of transaction orders for other investment companies and accounts for which they or their affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Advisers consider various relevant factors, including, but not limited to, the broker’s execution capability, the broker’s perceived financial stability, the broker’s responsiveness to the Advisers’ transaction requests, and the broker’s clearance and settlement capability. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.

Each Portfolio may execute Portfolio transactions with broker-dealers who provide research and execution services to the Portfolios or other accounts over which the Advisers or their affiliates exercise investment discretion. Such services may include research-related computer hardware and software; and furnishing analyses and reports concerning issuers, industries, and economic factors and trends.

The receipt of research from broker-dealers that execute transactions on behalf of each Portfolio may be useful to the Advisers in rendering investment management services to each Portfolio and/or its other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Advisers in carrying out their obligations to each Portfolio. The receipt of such research has not reduced the Advisers’ normal independent research activities; however, it enables the Advisers to avoid the additional expenses that could be incurred if they tried to develop comparable information through their own efforts. Such research is used by the Advisers in connection with their investment decision-making process with respect to one or more funds and accounts managed by them, and may not be used, or used exclusively, with respect to the Portfolios or account generating the brokerage.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are higher than the commission of other broker-dealers in recognition of their research and execution services. In order to cause each Portfolio to pay such higher commissions, the Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Advisers’ overall responsibilities to each Portfolio and their other clients. In reaching this determination, the Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

The Advisers are authorized to use research services provided by and to place portfolio transactions, to the extent permitted by law, with brokerage firms that have provided assistance in the distribution of shares of each Portfolio.

The Trustees periodically review the Advisers’ performance of their responsibilities in connection with the placement of portfolio transactions on behalf of each Portfolio and review the commissions paid by each Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to each Portfolio.

When two or more Portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Trustees and each Portfolio’s respective Adviser to be equitable to each Portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as each Portfolio is concerned. In other cases, however, the ability of each Portfolio to participate in volume transactions will produce better executions for each Portfolio. It is the current opinion of the Trustees that the desirability of retaining the Portfolios’ Advisers outweighs any disadvantages to the Portfolios that may be said to exist from exposure to simultaneous transactions.

For the period January 1, 2008 through December 31, 2008 the Portfolios did not pay any commission to brokers who were affiliated with the Trust, the Adviser, Subadviser or Distributor, or any affiliated person of these entities.

The following table shows the brokerage commissions paid by each Portfolio for the periods ended December 31, 2007 and December 31, 2008.

Portfolio	Period Ended 12/31/08	Period Ended 12/31/07
Conservative ETF Asset Allocation Portfolio	$1,288	$45
Income and Growth ETF Asset Allocation Portfolio	$1,546	$118
Balanced ETF Asset Allocation Portfolio	$4,390	$560
Growth ETF Asset Allocation Portfolio	$4,240	$267
Aggressive Growth ETF Asset Allocation Portfolio	$859	$48

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table shows the owners of record of 5% or more of each outstanding class of shares of the Portfolios as of March 6, 2009.

Class I

Shareholder	Address	Conservative ETF Asset Allocation	Income and Growth ETF Asset Allocation	Balanced ETF Asset Allocation	Growth ETF Asset Allocation	Aggressive Growth ETF Asset Allocation

ALPS	1290 Broadway, Suite 1100 Denver, CO 80203	—	5.79%	—	—	—

Lincoln Benefit Life Insurance Company	2940 South 84th St. Lincoln, NE 68506	—	8.27%	8.48%	5.21%	18.43%

Minnesota Life Insurance Company	400 Robert Street North St. Paul, MN 55101	61.67%	17.88%	21.09%	75.66%	58.36%

Symetra Life Insurance Company	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004- 5135	32.08%	66.09%	68.96%	18.18%	21.47%

Class II

Shareholder	Address	Conservative ETF Asset Allocation	Income and Growth ETF Asset Allocation	Balanced ETF Asset Allocation	Growth ETF Asset Allocation	Aggressive Growth ETF Asset Allocation

Annuity Investors Life Insurance Company	P.O. Box 5423 Cincinnati, OH 45201-5423	34.32%	19.59%	19.94%	26.23%	—

Jefferson National Life Insurance Company	9920 Corporate Campus Dr. St. 1000 Louisville, KY 40223	5.93%	—	—	—	—

Minnesota Life Insurance Company	400 Robert Street North St. Paul, MN 55101	39.72%	68.58%	65.06%	61.47%	32.00%

Ohio National Life Insurance Company	P.O. Box 237 Cincinnati, OH 45201-0237	16.96%	9.74%	10.86%	9.81%	32.42%

Symetra Life Insurance Company	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004-5135	—	—	—	—	34.97%

The person or organizations listed above owning 25% or more of the outstanding shares of the Portfolios may be presumed to “control” (as that term is defined in the 1940 Act) such Portfolio.  As a result, those entities would have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholder of such Portfolio.  Insofar as the Fund is aware, as of March 6, 2009, no person owned, beneficially or of record, more than 25% of the outstanding shares of the Portfolios, except for (1) Minnesota Life Insurance Company with respect to all the Portfolios, and (2) Annuity Investors Life Insurance Company for the Ibbotson Conservative ETF Asset Allocation Portfolio. Each of these entities is believed to hold its shares of the Portfolios as nominee for the benefit of its clients.

The officers and directors as a group own less than 1% of the outstanding class of shares of each Portfolio.

VALUATION OF PORTFOLIO SECURITIES

Calculation of Share Price

The net asset value per share of the Portfolio will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business and will be computed by taking the aggregate market value of all assets of the Portfolio less its liabilities, and dividing by the total number of shares outstanding.  Each determination will be made:

• by valuing portfolio securities, including open short positions, puts and calls, and futures contracts, which are traded on the various exchanges including the NASDAQ National Market System or similar electronic exchange, at the last reported sales price;

• by valuing portfolio securities for which a quote is readily available at the last quoted price;

• by valuing portfolio securities for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and

• by valuing portfolio securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Board of Trustees, although others may do the actual calculation.

The price (net asset value) of Portfolio shares is determined as of the close of the regular session of trading on the NYSE (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for business.  The NYSE is ordinarily open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr.  Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE.  In computing net asset value, each Portfolio values foreign securities at the latest closing price on the exchange on which they are primarily traded immediately prior to the closing of the NYSE.  Some foreign currency exchange rates may also be determined at the latest rate immediately prior to the closing of the NYSE.  Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE.  If these events materially affect the value of Portfolio securities, these securities may be valued at their fair value as determined in good faith by the Board of Trustees.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchase of Shares

Orders for shares received by the Trust in good order prior to the close of the regular session of trading on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE.  Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the regular session of trading of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Trust will redeem all or any portion of a shareholder’s shares of the Portfolio when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus.  Under the Investment Trust Act of 1940, a shareholder’s right to redeem shares and to receive payment for such shares may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b)  when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Portfolio’s prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record.  Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act that provides that each series of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio’s net asset value, whichever is less, for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in proceeds other than cash.  The Portfolio may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Portfolio’s responsibilities under the 1940 Act. Shareholders who receive redemption in kind may incur additional costs when they convert the securities or property received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. All dividends and capital gains distributions paid by the Portfolios will be automatically reinvested, at net asset value, in additional shares of the Portfolios unless otherwise indicated. The Portfolios pay capital gains and income dividends annually. There is no fixed dividend rate and there can be no assurance that the Portfolios will pay any dividends or realize any capital gains.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by the Portfolios, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Portfolios just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

TAXES. It is the policy of each Portfolio to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Portfolio will not be subject to U.S. Federal income tax on any net income or capital gains that it distributes to its shareholders, that is, the insurance companies separate accounts.  The Treasury Department has issued Regulations under Internal Revenue Code Section 817(h) that pertain to diversification requirements for variable annuity and variable life insurance contracts. Each Portfolio intends to comply with the diversification requirement. These requirements are in addition to the diversification requirement imposed on the Portfolios by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issue. A contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying regulated investment company investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.

The Regulations require the Portfolios’ assets to be diversified so that no single investment represents more than 55% of the value of the Portfolio’s total assets, no two investments represent more than 70% of the Portfolio’s total assets, no three investments represent more than 80% of the Portfolio’s total assets and no four investments represent more than 90% of the Portfolio’s total assets. A “safe harbor” is available to a separate account if it meets the diversification tests applicable to registered investment companies and not more than 55% of its assets constitute cash, cash items, government securities and securities of other registered investment companies.

The applicable Regulations treat all securities of the same issuer as a single investment. In the case of “government securities,” each government agency or instrumentality shall be treated as a separate issuer for the purpose of the diversification test (although not for the purpose of the “safe harbor” test described above). All securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. The Trust intends to comply with these diversification requirements. Failure of the Portfolios to satisfy the Section 817(h) requirements would result in taxation of the applicable separate accounts, the insurance companies variable life policies and variable annuity contracts, and tax consequences to the holders thereof.

The foregoing is only a brief summary of important tax considerations that generally affect the Portfolios. Prospective investors should consult their own tax advisers with regard to the Federal tax consequences of the purchase, ownership, or disposition of Portfolio shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

For a discussion of the impact on Contract owners of income taxes an issuer may owe as a result of (i) its ownership of shares of the Portfolio, (ii) its receipt of dividends and distributions thereon, and (iii) its gains from the purchase and sale thereof, reference should be made to the Prospectus for the Contract accompanying this Prospectus.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has delegated the responsibility for voting proxies to the Adviser as part of the Adviser’s general management of the Portfolio, subject to continuing oversight by the Board. Portfolio policies and procedures used in determining how to vote proxies relating to fund securities.  A copy of the Adviser’s Proxy Voting Policy, Procedures, and Guidelines can be found in Appendix A of this SAI.  A summary of proxies voted by the Portfolio for the most recent 12 month period ending June 30 are available without a charge, upon request, by contacting your insurance company or plan sponsor on the Trusts’ website at http://fivitfunds.com, and filed on Form N-PX on the SEC’s website at www.sec.gov.

PERFORMANCE INFORMATION

Total Return

Average annual total return quotations that may be used in the Portfolio’s advertising and promotional materials are calculated according to the following formulas:

P* (1+T)ˆn = ERV

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period

 Under the foregoing formula, the time periods used in any advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication.  Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value.  Average annual total return assumes the reinvestment of all dividends and distributions.  The calculation assumes an initial $1,000 payment and assumes all dividends and distributions by the Portfolio are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The following formula is used to calculate average annual returns after taxes before liquidations:

P* (1+T)ˆn = ATVD

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years in the base period
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the base period, at the end of the base period, after taxes on Portfolio distributions but not after taxes on redemption

The following formula is used to calculate average annual returns after taxes after liquidations:

P* (1+T)ˆn = ATVDR

Where:	P = a hypothetical initial payment of $1,000.
T = average annual total return
n = number of years in the base period
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the base period at the end of the base period, after taxes on Portfolio distributions and redemption.

 The Portfolio may also calculate total return on a cumulative basis to reflect the cumulative percentage change in value over the measuring period.  The formula for calculating cumulative total return can be expressed as follows:

Cumulative Total Return = [ (ERV) - 1 ]

Other Information

The Portfolio’s performance data quoted in any advertising and other promotional materials represents past performance and is not intended to predict or indicate future results.  The return and principal value of an investment in the Portfolio will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount.

Comparison of Portfolio Performance

The performance of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc.  or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of its ranking in each applicable universe.  In addition, the Portfolio may use performance data reported in financial and industry publications, including Barron’s, Business Week, Forbes, Fortune, Investor’s Daily, IBC/Donoghue’s Money Portfolio Report, Money Magazine, The Wall Street Journal and USA Today.

CODE OF ETHICS

The Trust, Adviser, Subadviser, and the Distributor have each adopted a Code of Ethics.  These policies permit personnel of such entities to purchase and sell securities held by the Portfolio, subject to certain policies that govern personal investing.  These Code of Ethics have been filed with the SEC as exhibits to the Trust’s registration statement.

CUSTODIAN

The Custodian for each Portfolio is The Bank of New York-Mellon, One Wall Street, New York, New York 10286.  As Custodian, Bank of New York-Mellon will hold all of each Portfolio’s securities and cash.  Bank of New York receives a market value fee, which is billed to and paid by the Adviser on a monthly basis.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, CO 80202 serves as the Trust’s independent registered public accounting firm. The independent registered public accounting firm audits the annual financial statements for the Trust and provides other audit, tax, and related services.

LEGAL COUNSEL

Davis Graham & Stubbs LLP, 1550 17th Street, Suite 500, Denver, Colorado 80202 serves as the Trust’s legal counsel.

APPENDIX A

ALPS ADVISORS, INC. PROXY VOTING POLICY

ALPS Advisors, Inc.

Proxy Voting Policy, Procedures and Guidelines

November 29, 2006

Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients.  An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients.  An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities.  In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

ALPS Advisors, Inc. (“AAI”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise.  AAI will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request.  Information regarding AAI’s proxy voting decisions is confidential.  Therefore, the information may be shared on a need to know basis only, including within AAI.  Advisory clients may obtain information on how their proxies were voted by AAI.  However, AAI will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings of each investment company’s proxy voting record for 12-month periods ending June 30 th .

POLICY:

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients without regard to any resulting benefit or detriment to AAI or its affiliates.  The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion.  In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

1. Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2. Proxies will usually not be voted in cases where AAI deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).

PROCEDURES AND CONTROLS:

I. PROXY COMMITTEE

AAI has established a Proxy Committee whose standing members will include senior investment management personnel, who participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.  Additionally, the Proxy Committee regularly involves other associates (e.g., Fund CCO or Legal representative) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A)  or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

(d) development and modification of Voting Procedures, as stated in Section VI, as it deems appropriate or necessary.

II. AAI’S INVESTMENT ASSOCIATES

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above.  Information regarding AAI’s proxy voting decisions is confidential information.  Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of AAI and within AAI on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures).  A research analyst or portfolio manager must disclose to AAI’s Chief Compliance Officer in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form - Appendix B to this policy).  For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation and communicating it to the Compliance Department.

Research analysts and portfolio managers should seek advice from Compliance or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or a AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests.  For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company.  A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue.  In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by AAI’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an AAI investment associate believes that an exception to the guidelines may be in the best economic interest of AAI’s clients (collectively, “Proxy Referrals”), AAI may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance will collect and review any information deemed reasonably appropriate to evaluate if AAI or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest.  AAI investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to AAI’s Chief Compliance Officer in writing (see Appendix B - “ Conflicts of Interest Disclosure and Certification Form”).  Compliance will consider information about AAI’s significant business relationships, as well as other relevant information.  The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter.  Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee.   Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

1.  Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);

2. Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.

3.  In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI.  Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest — Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1.  AAI’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

2. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

To disclose in writing to AAI’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies.  Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of AAI or ALPS.  In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

3.  In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party.  AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis.  In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

IV.  PROXY VOTING GUIDELINES

A.  AAI’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy.  AAI will use an independent, third-party vendor to implement its proxy voting process as AAI’s proxy voting agent.  In general, whenever a vote is solicited, ISS will execute the vote according to AAI’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines.  In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines.  If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy).  The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote ..   In general, AAI will refrain from voting such securities.  However, in the exceptional circumstances that AAI determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

6. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines.  The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

1.       AAI will use an independent, third-party vendor, to implement its proxy voting process as AAI’s proxy voting agent.  This retention is subject to AAI continuously assessing the vendor’s independence from AAI and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with AAI’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and AAI’s clients, on the other hand.  As means of performing this assessment, AAI will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

2.         ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of AAI in accordance with this Policy.

3.       On a daily basis, AAI will send to ISS a holdings file detailing each equity holding held in all accounts over which AAI has voting authority.  Information regarding equity holdings for international portfolios will be sent weekly.

4.         ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for AAI accounts. ISS will then reconcile information it receives from AAI with information that it has received from Proxy Edge and custodian banks.  Any discrepancies will be promptly noted and resolved by ISS, with notice to AAI.

5.      Whenever a vote is solicited, ISS will execute the vote according to AAI’s Voting Guidelines which will be delivered by AAI to ISS as set forth in Appendix A and anytime there is a material change to these guidelines.

•             If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to AAI over a secure website. AAI personnel will check this website regularly.  The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. AAI will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary.  AAI will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

6.       Each time that ISS sends AAI a request to vote, the request will be accompanied by the recommended vote determined in accordance with AAI’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C.  In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be.  The interests of AAI’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform AAI of all proposals having impact on its Taft Hartley and or Socially Responsible clients.  The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

7.      ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by AAI on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients AAI will receive a report from ISS detailing AAI’s voting for the previous period.

VI. SUPERVISION

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy.  The Proxy Committee has ultimate responsibility for the implementation of this Policy.

VII. ESCALATION

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to AAI’s Chief Compliance Officer.  Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal.  Compliance will notify the Fund Chief Compliance Officer(s), if a material conflict of interest has arisen that deems the attention of the respective Fund Board(s).

VIII. MONITORING

AAI’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process.  The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with AAI’s Proxy Guidelines; and (2) review of fund website to ensure that annual reports are posted in a timely and accurate manner.  Additionally, AAI will review ISS’ conflicts of interest policies.

IX. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in AAI’s Form ADV.  Upon receipt of a Client’s request for more information, AAI will provide to the Client a copy of this Policy and/or how AAI voted proxies for the Client pursuant to this Policy for up to a one-year period.  It is AAI’s policy not to disclose how it voted a client’s proxy to third parties.  With respect to its investment company clients, AAI will not selectively disclose its investment company clients’ proxy voting records; rather, ALPS will disclose such information by publicly available annual filings.  AAI will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30 th .  AAI will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

• The name of the issuer of the security;

• The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

• The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

• The shareholder meeting date;

•A brief identification of the matter voted on;

• Whether the matter was proposed by the issuer or by a security holder;

• Whether the company cast its vote on the matter;

• How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

• Whether the company cast its vote for or against management.

OTHER RECORD KEEPING REQUIREMENTS

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy.  The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•Proxy Committee Meeting Minutes and Other Materials

•Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

• Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

• Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than six years.  Records must be retained in an appropriate office of AAI for the first three years.

Appendix A

Summary of Proxy Voting Guidelines

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•An auditor has a financial interest in or association with the company, and is therefore not independent

• Fees for non-audit services are excessive, or

•  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•It is intended for financing purposes with minimal or no dilution to current shareholders

•It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•Historic trading patterns

•Rationale for the repricing

•Value-for-value exchange

• Option vesting

•Term of the option

•Exercise price

•Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

• Purchase price is at least 85 percent of fair market value

•Offering period is 27 months or less, and

•Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Appendix B

Conflicts of Interest Disclosure Form

ALPS ADVISORS, INC.

PROXY VOTING CONFLICT

OF INTEREST DISCLOSURE FORM

1. Company name:

2. Date of Meeting:

3. Referral Item(s):

4. Description of AAI’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

5. Describe procedures used to address any conflict of interest:

Compliance will consider information about AAI’s significant business relationships, as well as other relevant information.  The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter.  Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee.  Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

a.  Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);

b.  Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.

c.  In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

 Affiliate Investment Companies and Public Companies

AAI considers (1) proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI.  Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest — Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

a. AAI’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

b. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

• To disclose in writing to AAI’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies.  Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of AAI or ALPS.  In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

•To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

c. In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party.  AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis.  In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

6. Describe any contacts from parties outside AAI (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned employee of AAI certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

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